UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2022

Blackstone Private Credit Fund

(Exact name of Registrant as specified in its charter)

Delaware	814-01358	84-7071531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY		10154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02. Unregistered Sale of Equity Securities.

As of April 1, 2022, Blackstone Private Credit Fund (the “Fund”) sold unregistered Class I common shares of beneficial interest (with the final number of shares being determined on April 20, 2022) to feeder vehicles primarily created to hold the Fund’s Class I shares. The offer and sale of these Class I shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”). The following table details the shares sold:

Date of Unregistered Sale	Amount of Class I Common Shares	Consideration
As of April 1, 2022 (number of shares finalized on April 20, 2022)	22,772,740	$587,992,141

Item 7.01. Regulation FD Disclosure.

April 2022 Distributions

On April 20, 2022, the Fund declared distributions for each class of its common shares of beneficial interest (the “Shares”) in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distributions
Class I Common Shares	$0.1740	$0.0000	$0.1740
Class S Common Shares	$0.1740	$0.0183	$0.1557
Class D Common Shares	$0.1740	$0.0054	$0.1686

The distributions for each class of Shares are payable to shareholders of record as of the open of business on April 30, 2022 and will be paid on or about May 27, 2022. These distributions will be paid in cash or reinvested in shares of the Fund’s Shares for shareholders participating in the Fund’s distribution reinvestment plan.

Portfolio Commentary

The Fund remains well-positioned as a defensive alternative to fixed income for investors in 2022 amidst the market backdrop of rising rates and inflation.

Portfolio Update

(All data as of March 31, 2022, unless otherwise noted)

Amid volatility in the public markets in the first quarter, the Fund continues to deliver strong returns of 1.39% YTD and 10.59% annualized ITD as of March 31, 2022 for Class S1 (without upfront placement fees). The Fund continues to deliver an attractive monthly dividend of $0.16 per Class S share, resulting in a March annualized dividend yield of 7.24% and the Fund’s net investment income per share has consistently out-earned the monthly dividend per share since inception.

Blackstone Credit BDC Advisors LLC, the Fund’s investment adviser (the “Adviser”) believes the Fund’s portfolio is well-positioned in the current environment, which is characterized by higher inflation and rising interest rates. The Fund continues to focus on a large and diverse portfolio of high-quality, scaled companies that are operating in attractive and high cash flow sectors (i.e. software, technology, healthcare and professional services). The Adviser believes these characteristics, along with a 96% senior secured portfolio, a low 43% average loan-to-value, and an average issuer EBIDTDA of $150 million2, make the Fund a more resilient and defensive investment in an inflationary environment. Additionally, the Fund’s approximately 100% floating rate loan portfolio will serve to protect and potentially benefit investors in a rising rate environment, as income generated on the Fund’s underlying portfolio companies will rise along with increase to the 3-month reference rates (i.e. LIBOR / SOFR). As the only non-traded BDC with three investment grade ratings, the Fund has issued $6.6 billion of fixed rate bonds since inception, the majority of which was raised in a historically low-rate environment. The Adviser believes these fixed-rate bonds provide the Fund with additional collateral flexibility and further amplify the benefits of rising rates for our investors. The Fund continues to benefit from a lower operating cost due to the scale of the Adviser’s platform.

Market Trends

Macroeconomic events including higher inflation, war in Ukraine, and rising interest rates led to a volatile first quarter of 2022. YTD returns were minimal to negative across asset classes, including leveraged loans (-0.01%), high yield bonds (-4.2%), investment grade bonds (-7.7%), 10-year US treasuries (-6.6%) and equities (-5.0%). Amidst this macro market backdrop, the Fund continued to deliver an attractive positive return for investors during the quarter, which was attributable to the Fund’s strong income generation and asset quality. Floating rate assets generally benefit from the rising rate environment that we are in today. Conversely, a rising rate environment can be especially challenging for fixed income investments that are fixed rate as they often have long duration risk and are relatively low yielding. This challenging environment may continue for traditional fixed income given multiple rate increases are currently expected from the US Fed by the end of the year.

From a default perspective, the US high yield bond and leverage loan default rates increased 18bps and 22bps to 0.5% and 0.9%, respectively. Meanwhile, the Fund’s $38 billion portfolio at fair market value across 536 issuers remains healthy, with zero defaults and zero loans on non-accrual. The Adviser’s focus on growth sector, credit selection, stress testing, documentation and structural protection (including covenants), potentially help to mitigate downside risk and protect investors’ capital.

The trend of private markets financing larger scale transactions has continued into 2022. The Adviser sees an increased number of larger transactions both in the Fund’s deal pipeline as well as announced in the market.

[1]

Inception-to-date annualized return is 11.53% for Class I and 10.59% for Class S. Inception-to-date unannualized return is 9.15% for Class D. Inception date of Class I and Class S is January 7, 2021 and for Class D is May 1, 2021. Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Fund’s dividend reinvestment plan) divided by the beginning NAV per share, each as disclosed in the Fund’s reports on Form 8-K and website, as applicable, for each period. Past performance is not necessarily indicative of future results, and there can be no assurance that any Blackstone fund or investment will achieve its objectives or avoid substantial losses.

[2]

Both LTV and EBITDA were derived from the most recently available portfolio company financial statements as of December 31, 2021. These amounts have not been independently verified by BCRED, and may reflect a normalized or adjusted amount. Includes all private debt investments as of December 31, 2021 for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company. EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization.

Item 8.01. Other Events.

Notes Offering

On April 14, 2022, Blackstone Private Credit Fund (the “Fund”) and U.S. Bank Trust Company, National Association (the “Trustee”) entered into an Ninth Supplemental Indenture (the “Ninth Supplemental Indenture” and, together with the Base Indenture (defined herein), the “Indenture”) related to the £250,000,000 in aggregate principal amount of its 4.875% notes due 2026 (the “Notes”), which supplements that certain Base Indenture, dated as of September 15, 2021 (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture”).

The Notes will mature on April 14, 2026 and may be redeemed in whole or in part at the Fund’s option at any time or from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 4.875% per year payable annually on April 14 of each year, commencing April 14, 2023. The Notes are general unsecured obligations of the Fund that rank senior in right of payment to all of the Fund’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Fund, rank effectively junior to any of the Fund’s secured indebtedness (including unsecured indebtedness that the Fund later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Fund’s subsidiaries, financing vehicles or similar facilities.

The Indenture contain certain covenants, including covenants requiring the Fund to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Fund is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “Change of Control Repurchase Event,” as defined in the Indenture, the Fund will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, filed as exhibits hereto and incorporated by reference herein.

The Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act (the “Notes Offering”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The Notes Offering closed on April 14, 2022. The net proceeds to the Fund were approximately £247.3 million, after deducting the initial purchaser discount and estimated offering expenses. The Fund expects to use the net proceeds of the offering to repay indebtedness (which may include the senior secured revolving credit facility with Citibank, N.A.), make investments in portfolio companies in accordance with our investment objectives, and for general corporate purposes of us and our subsidiaries.

On April 14, 2022, the Notes were admitted to the Official List of The International Stock Exchange (the “Exchange”). The Exchange is not a regulated market pursuant to the provisions of Directive 2014/65/EU on the markets in financial instruments, as amended (“MiFID II”).

Net Asset Value

The net asset value (“NAV”) per share of each class of the Fund as of March 31, 2022, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of March 31, 2022
Class I Common Shares	$25.82
Class S Common Shares	$25.82
Class D Common Shares	$25.82

As of March 31, 2022, the Fund’s aggregate NAV was $17.9 billion, the fair value of its investment portfolio was $37.8 billion and it had $19.2 billion of debt outstanding (at principal). The average debt-to-equity leverage ratio during March 2022 was approximately 1.02 times. As of March 31, 2022, the Fund had $27.4 billion in committed debt capacity, with 86% in floating rate leverage and 14% in unsecured fixed rate leverage based on drawn amounts3. The Fund’s leverage sources are in the form of a corporate revolver (3%), asset-based credit facilities (45%), unsecured bonds (34%), secured short term indebtedness (4%) and collateralized loan obligation (CLO) notes (14%) based on drawn amounts.

Status of Offering

The Fund is currently publicly offering on a continuous basis up to $12.5 billion in Shares (the “Offering”). Additionally, the Fund has sold unregistered shares as part of the Private Offering. The following table lists the Shares issued and total consideration for both the Offering and the Private Offering as of the date of this filing. The Fund intends to continue selling Shares in the Offering and the Private Offering on a monthly basis.

	Common Shares Issued	Total Consideration
Offering:
Class I Common Shares	138,281,551	$3.6 billion
Class S Common Shares	208,322,670	$5.4 billion
Class D Common Shares	30,243,736	$0.8 billion
Private Offering:
Class I Common Shares	366,986,040	$9.5 billion
Class S Common Shares	—	—
Class D Common Shares	—	—
Total Offering and Private Offering *	744,833,997	$19.3 billion

* Amounts may not sum due to rounding.

Recent Blackstone Credit Transaction Highlights4

Anaplan

In March 2022, Blackstone Credit co-led a large first lien senior secured financing package, which includes a first lien term loan and a revolver, to support Thoma Bravo’s acquisition of Anaplan for $10.7 billion. Blackstone Credit will be the largest holder of the facility. Anaplan is a cloud-native provider of connected planning which allows large enterprises to forecast, scenario plan, and build strategic planning across Financial Planning and Analysis, Supply Chain, Sales Performance Management and other corporate functions.

[3]	Certain Notes are treated as floating rate due to interest rate swaps the Fund has entered into to swap fixed notes payments for floating rate payments.
[4]

The information provided, including dollar amounts, represents the aggregated investment of all participating Blackstone Credit vehicles, including the Fund, as well as certain third party investments. The final dollar amount of the Fund’s portion of the investment will be determined and disclosed in the Fund’s future periodic reports.

Datto

In April 2022, Blackstone Credit co-led a $3.7 billion first lien senior secured financing package to support Kaseya’s acquisition of Datto for $6.2 billion. The transaction will be funded by an equity consortium led by Insight Partners. Datto is a leading provider of cloud-based software solutions built for delivery through the Managed Service Provider channel to small-to-medium sized businesses.

NPD (Add-on)

In April 2022, Blackstone Credit led an incremental unitranche term loan commitment to support NPD Group’s acquisition of Information Resources, Inc. (“IRi”). Blackstone Credit had previously led a term loan financing in December 2021 to support Hellman & Friedman’s acquisition of NPD Group. Pro forma for the April 2022 incremental loan, this represents the largest private unitranche term loan to date, and Blackstone Credit is the largest lender. The combined IRi and NPD business creates a scale market leader in consumer purchase data, with full retailer coverage and more comprehensive insights into consumer purchasing behavior across CPG and general merchandise categories.

SailPoint Technologies Holdings, Inc.

In April 2022, Blackstone Credit co-led a large first lien senior secured financing package, which includes a first lien term loan and a revolver, to support the take-private transaction of SailPoint Technologies Holdings, Inc. (“SailPoint”) by Thoma Bravo for $6.9 billion. SailPoint is a leading provider of enterprise identity governance and administration within the broader cybersecurity landscape.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

4.1	Indenture, dated as of September 15, 2021, by and between the Fund and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of the Fund’s Current Report on Form 8-K, filed on September 15, 2021).

4.2	Ninth Supplemental Indenture, dated as of April 14, 2022, relating to the 4.875% Notes due 2026, by and between the Fund and U.S. Bank National Association, as trustee.

4.3	Form of 4.875% Notes due 2026 (incorporated by reference to Exhibit 4.2 hereto).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements about the Fund’s business, including, in particular, statements about the Fund’s plans, strategies and objectives. You can generally identify forward-looking statements by the Fund’s use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include the Fund’s plans and objectives for future operations (including plans and objectives relating to future growth and availability of funds), expectations for current or future investments, and expectations for market and other macroeconomic trends, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond the Fund’s control. Although the Fund believes the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and the Fund’s actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by the Fund or any other person that the Fund’s objectives and plans, which the Fund considers to be reasonable, will be achieved.

You should carefully review the “Risk Factors” section of the Fund’s prospectus, its most recent annual report on Form 10-K and any updates in its quarterly reports on Form 10-Q for a discussion of the risks and uncertainties that the Fund believes are material to its business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, the Fund does not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blackstone Private Credit Fund

Date: April 20, 2022	By:	/s/ Marisa J. Beeney
Marisa J. Beeney
Chief Compliance Officer, Chief Legal Officer and Secretary